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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): March 30, 2005

           CWALT, INC., (as depositor under the Pooling and Servicing
        Agreement, dated as of March 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-J3, Mortgage Pass-Through
                         Certificates, Series 2005-J3).

                                   CWALT, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

     Delaware                       333-123167             87-0698307
----------------------------        -----------            -------------------
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)           Identification No.)


4500 Park Granada
Calabasas, California                                91302
---------------------                              ---------
(Address of principal                             (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events
---------    ------------

Item 8.01    Other Events.
             ------------

On March 30, 2005, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2005-J3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

This amendment on Form 8-K/A amends the Form 8-K filed on July 6, 2005 with respect to the Pooling and Servicing Agreement.




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


Section 9    Financial Statements and Exhibits
---------    ---------------------------------

Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

         Not applicable.

(b)  Pro forma financial information.
     -------------------------------

         Not applicable.

(c)  Exhibits.
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Exhibit No.    Description
-----------

99.1 The Pooling and Servicing Agreement dated as of March 1, 2005, by and among the Company, the Sellers, the Master Servicer and the Trustee.




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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CWALT, INC.



                                             By: /s/ Darren Bigby
                                                 ---------------------
                                                 Darren Bigby
                                                 Vice President



Dated:  July 8, 2005



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

                                  Exhibit Index
                                  -------------



Exhibit                                                                Page
-------                                                                ----

99.1            Pooling and Servicing Agreement,
                dated as of March 1, 2005, by
                and among, the Company, the Sellers,
                the Master Servicer and the Trustee.                      6




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